UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  04/01/2011

QUANTUM CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number:  1-13449

Delaware	94-2665054
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1650 Technology Drive
Suite 800
San Jose, CA 95110
(Address of principal executive offices, including zip code)

408-944-4000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition

On April 4, 2011, Quantum Corporation issued a press release that updated its revenue guidance for its fourth quarter of fiscal 2011, a copy of which is attached as Exhibit 99.1 hereto and incorporated by reference.

This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.    Financial Statements and Exhibits

Exhibit 99.1 - Quantum Press Release dated April 4, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTUM CORPORATION

Date: April 04, 2011	By:	/s/ Shawn D. Hall
Shawn D. Hall
Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Quantum Press Release dated April 4, 2011